Exhibit 99.1

June 11, 2013

AT&T SIGNS MULTIYEAR AGREEMENTS WITH EPSILON FOR
DIRECT MARKETING SERVICES

AT&T, the world's largest communications holding company by revenue, has signed multiyear renewal and expansion agreements with Epsilon, an Alliance Data (NYSE: ADS) company.

Under the terms of the agreements, Epsilon will continue to focus on new customer and product acquisition efforts across a variety of business units within AT&T. Epsilon provides both data and agency services in support of AT&T.

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